UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 3, 2007

AMERICAN ACCESS TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Florida	000-24575	59-3410234
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6670 SPRINGLAKE ROAD, KEYSTONE HEIGHTS, FLORIDA	32656
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code 352-473-6673

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

Second Amendment to Merger Agreement

On April 3, 2007, American Access Technologies, Inc. (“American Access”) and M & I Electric Industries, Inc. (“M & I”) entered into a Second amendment (the “Second Amendment”) to the Agreement and Plan of Merger dated as of December 1, 2006 (the “Merger Agreement”) as amended by agreement dated March 13, 2007. Under the terms of the Merger Agreement, without giving effect to the Second Amendment, either American Access or M & I could have terminated the Merger Agreement and abandoned the merger provided for thereunder (the “Merger”) at any time on or after April 30, 2007 (the “Outside Date”), subject to certain conditions. The Second Amendment extends the Outside Date to May 18, 2007.

The foregoing description of the Merger, the Merger Agreement and the two Amendments are qualified in their entirety by reference to the Merger Agreement (incorporated by reference to Exhibit 10.23 to American Access’ Annual Report on Form 10-KSB filed with the Securities and Exchange Commission on March 12, 2007), the initial Amendment (incorporated by reference to Exhibit 10.2 to American Access’ Form 8-K filed with the Securities and Exchange Commission on March 19, 2007) and the Second Amendment (attached as Exhibit 10.3 and incorporated herein by reference).

On April 4, 2007 American Access issued a press release announcing the entry into the Second Amendment, which is attached as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

10.1	Agreement and Plan of Merger dated December 1, 2006, by and among American Access, AAT Merger Sub, Inc. and M & I Electric Industries, Inc. (incorporated by reference to Exhibit 10.23 to American Access’ Annual Report on Form 10-KSB filed with the Securities and Exchange Commission on March 12, 2007).

10.2	Amendment dated March 13, 2007 to Agreement and Plan of Merger dated December 1, 2006. (incorporated by reference to Exhibit 10.2 to American Access’ Form 8-K filed with the Securities and Exchange Commission on March 19, 2007).

10.3	Second Amendment dated April 3, 2007 to Agreement and Plan of Merger dated December 1, 2006 as amended by agreement dated March 13, 2007.

99.1	Press release dated April 4, 2007.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN ACCESS TECHNOLOGIES, INC. (Registrant)

Date: April 4, 2007	By:	/s/ Joseph F. McGuire
Joseph F. McGuire
Chief Financial Officer, Secretary, and Treasurer

EXHIBIT INDEX

Exhibit Number	Description
10.3	Amendment dated April 3, 2007 to Agreement and Plan of Merger dated December 1, 2006.

99.1	Press Release dated April 4, 2007.